                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                     EPRT Holdings, LLC

Address:                                  600 Steamboat Road
                                          Greenwich CT 06830

Date of Event Requiring Statement:        07/17/19

Name:                                     Todd L. Boehly

Address:                                  600 Steamboat Road
                                          Greenwich CT 06830

Date of Event Requiring Statement:        07/17/19